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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2006 through November 30, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    EMERGING
                                     MARKETS
                                      FUND

                                      PEMFX
                                  Ticker Symbol


                                     Annual
                                     Report

                                    11/30/07

                              [LOGO]PIONEER
                                    Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            9
Prices and Distributions                                    10
Performance Update                                          11
Comparing Ongoing Fund Expenses                             16
Schedule of Investments                                     18
Financial Statements                                        27
Notes to Financial Statements                               36
Report of Independent Registered Public Accounting Firm     46
Approval of Investment Advisory Agreement                   47
Trustees, Officers and Service Providers                    51

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They were particularly useful guides in recent months, when an otherwise healthy long-term bull market was buffeted by problems in the mortgage and banking industries.

Since mid-year 2007, issues tied to poor underwriting practices in the subprime sector of the mortgage industry and to problems with risk management by banks and hedge funds have resulted in increased market volatility and rising concern about risks to U.S. economic growth.

U.S. economic growth had slowed over the past two years, but this has been due as much to the natural maturation of the cyclical expansion, as U.S. factories approached full utilization and the labor market approached full employment, as to rising commodity prices or short-term interest rates. This slowdown was, therefore, not entirely unwelcome, as it reduced the threat of higher inflation. More recently, however, there has been increasing concern that falling home prices, and/or disruptions in financial markets pose a larger threat to continuing economic growth, and we have seen two cuts in short-term interest rates from the Federal Reserve despite strong economic growth in the second and third quarters of 2007. A weaker U.S. dollar has put upward pressure on some prices, but it has also significantly benefited exporters and companies competing in the global marketplace, stimulating U.S. economic growth.

Economic growth in the rest of the world remains relatively positive. In Europe, solid GDP growth has driven unemployment lower and supported growing consumption, although concerns about the impact of the strong Euro are a persistent source of worry. Japanese economic growth continues, albeit at a muted rate, and the country's deflationary problems are gradually receding. Economic growth in emerging market countries remains faster than in the developed world, led by China, which continues its rise as a world economic power.

Looking forward, we believe the economic outlook remains generally positive, although real estate prices, subprime mortgage defaults, and the possibility of a liquidity/credit crunch represent growing sources of risk. Central banks have responded to the stresses in the inter-bank and commercial paper markets by acting as "lenders of last resort" and, in the case of the Federal Reserve, by cutting rates.

The U.S. Federal Reserve and the world's other central banks are still pursuing policies aimed at producing low and stable inflation, believed to be the best backdrop for steady economic growth and low average unemployment over the long term. Keeping inflation low is also an important support for stock and bond valuations, and so central bank policies have also been

Letter

"investor friendly." We view the Fed's recent rate cuts as temporarily "buying insurance" against a credit crunch, which would threaten economic growth, rather than as an abandonment of its commitment to keeping inflation low.

Even against this wall-of-worry backdrop, and factoring in recent market weakness, the long-term performance of major asset classes has remained positive. Equity investors were generally rewarded as, despite several interim corrections and poor performance in November 2007, the Standard & Poor's 500 Index returned 8%, the Dow Jones Industrial Average returned 12%, and the NASDAQ Composite Index returned 9% in the 12 months ending November 30, 2007. International developed and emerging markets equities performed even better, reflecting both a weakening dollar (which boosts returns for U.S. dollar-based investors) and strong local currency returns, with the MSCI EAFE Developed Market Index returning 18% and the MSCI Emerging Markets Index returning 46% over the same period. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 6% during the period. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned -3% for the same period, however, as higher-coupon yields could not compensate for falling bond prices as credit spreads (differences between yields of higher- and lower-quality bonds) widened.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07
--------------------------------------------------------------------------------

The Fund outperformed both its benchmark and its peer group during the 12-month period ended November 30, 2007. The Class A shares of the Fund produced a total return of 47.37% (at net asset value) for the 12 months ended November 30, 2007, outpacing the 45.56% return of the MSCI Emerging Markets Index. The Fund's Class A shares also outperformed the 41.98% average return of the 257 funds in their Lipper peer group, Emerging Markets Funds.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In the following interview, Christopher Smart, Pioneer Emerging Markets Fund's portfolio manager, discusses the factors that influenced performance during the 12 months ended November 30, 2007.

Q: How did emerging markets equities perform during the 12 months ended November 30, 2007, and how did the Fund compare to the asset class as a whole?

A: Despite two notable downturns in the latter half of the period, the emerging markets equities produced a stellar performance during the past year. At a time when concerns about economic growth have weighed on stock prices here in the United States, the story has been quite different in the world's developing countries. A combination of booming growth in China and India, high commodity prices, and sharply rising revenues for oil-producing nations have fueled a period of unprecedented economic health for emerging markets. That, in turn, has led to rising investment by both governments and corporations, as well as increased spending by consumers. At a time of generally low risk aversion among global investors, emerging markets equities have proven to be an attractive destination for investment capital.

     Despite the positive trends, the asset class experienced two sharp declines: the first in mid-summer, the second in the first half of November 2007. In both cases, the subprime mortgage crisis in the United States led to more restrictive credit conditions and concerns about the rising potential for a global recession. Despite

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the two corrections, emerging markets equities outpaced their developed market peers by a wide margin during the year and have outperformed substantially over the longer-term time frames as well:

                                     1-year     3-year     5-year     10-year
--------------------------------------------------------------------------------
     MSCI Emerging Markets Index     45.56%     37.58%     36.44%      14.76%
     MSCI World Index                13.25%     15.22%     16.66%       7.72%

     Past performance is no guarantee of future results.

     With that as a backdrop, the Fund outperformed both its benchmark and its Lipper peer group during the year. As we have said in the past, we believe the Fund's strong track record is a result of our disciplined investment process. To review, we combine top-down country analysis - which is designed to identify the most attractive markets within the asset class - with bottom-up, fundamental research that seeks to identify companies that are undervalued relative to their growth prospects. We believe our multifaceted approach is well-suited to helping the Fund navigate both up and down markets.

Q: What factors contributed to the Fund's outperformance during the 12 months ended November 30, 2007?

A: The leading contribution to the Fund's positive relative performance came from its positions in Korean shipbuilders, which we have discussed in each of our past four reports to shareholders. China's explosive economic growth has boosted demand for raw materials such as iron ore and coal, and that in turn has increased the need for bulk carriers that can bring the products to China. At the same time, the country's role as the production center for the world has fueled demand for container ships that can move China's exports overseas. Finally, rising energy prices have increased the need for the expensive, high-margin ships that carry liquid natural gas. The result has been rising prices for new ships and growing order backlogs for shipbuilding companies, and that has boosted the share prices of the shipbuilding stocks we hold in the Fund: Hyundai Heavy Industries (which rose 258% during the past year), Samsung Heavy Industries, and Daewoo Shipbuilding.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                             (continued)
--------------------------------------------------------------------------------

     Also among the Fund's leading contributors was another stock related to the shipping theme: China Communications Construction. As a major builder and operator of ports, the company has been well positioned to profit from the infrastructure boom taking place in China. Its stock rose 255% during the period under review.

     The infrastructure build-out in the emerging markets has not been limited to China: South Africa has not only been upgrading its roads, bridges, and power facilities, but it also has been building soccer stadiums to accommodate the 2010 World Cup. The result has been strong performance for the Fund's position in Murray & Roberts Holdings, South Africa's leading construction and engineering company.

     Brazil's stock market performed very well during the past year, as falling inflation prompted its central bank to cut interest rates. The result has been rapid growth in the availability of credit, a trend that has greatly benefited the nation's banks. Among the winners has been Banco do Brasil, a Fund holding that gained 104% over the past 12 months. With the nation's largest retail banking network, the company has been well positioned to benefit from the rising demand for credit cards and other consumer credit products.

     Russia also was home to one of the Fund's top performers: the dairy products company Wimm Bill Dann. The company has been expanding its operations by buying up and restoring Russia's old collective dairy farms, and it has grown to be a legitimate Russian brand that has distinguished itself from foreign importers. Oriflame Cosmetics, the door-to-door cosmetics retailer that we have discussed in past reports, is another Russia-based holding that performed well for the Fund.

     Finally, we added value through a significant underweight in the information technology sector - an area of the market that underperformed during the past year. Most notably, we held no position in Samsung Electronics. One of the largest components in the benchmark, Samsung lost 11% during the year due to falling semiconductor prices and concerns about an economic slowdown in the United States and Europe.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What were some elements of your positioning that detracted from performance?

A: In a period of outperformance for the Fund, its detractors were primarily stocks that performed well, but did not perform as well as the index. For example, our holdings in Turkey gained approximately 45%, but nonetheless fell far short of the 80% return of the broader Turkish market. A major reason for this underperformance was the Fund's lack of exposure to Turkey's leading telecom and bank stocks.

     Another notable detractor was an underweight position in India, where we felt the majority of stocks were overvalued. The Fund's holdings outperformed those in the index - returning about 75% versus 65% for the India-based benchmark components - but this was not enough to outweigh the impact of an underweight in one of the top-performing markets in the asset class.

Q:   What is your broad view regarding the emerging markets?

A: As we saw during the periods of market volatility that have characterized the past half-year, the emerging markets are by no means immune to downturns in investor sentiment. Still, the markets are on a much stronger footing than they have ever been, with both governments and corporations in robust fiscal health. We therefore welcome volatility as an opportunity to add to our highest-conviction holdings in an asset class where the vast majority of the companies have no connection with the U.S. subprime crisis.

     We continue to look for the most attractive investments in infrastructure/construction companies, as well as in those most sensitive to growing personal wealth: consumer companies, which benefit from rising spending, and financials, which benefit from increased savings. We believe such companies have the highest sensitivity to the positive trends taking place in the emerging markets, such as falling interest rates, rising expenditures by governments flush with cash, and the growth of the middle class. At the same time, we believe those stocks should be less affected if the U.S. or European economies fall into a recession. We believe our approach provides the Fund with greater exposure to the rapid growth of the emerging markets, rather than the more muted growth of the broader world economy.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                             (continued)
--------------------------------------------------------------------------------

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of the Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/07
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                     20.2%
Industrials                                    18.6%
Materials                                      15.0%
Energy                                         14.3%
Consumer Discretionary                         12.7%
Telecommunication Services                     10.8%
Consumer Staples                                5.1%
Information Technology                          2.6%
Utilities                                       0.7%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

China 15.7%                        Singapore 1.7%

Brazil 15.1%                       Turkey 1.6%

South Korea 13.6%                  Hong Kong 1.4%

South Africa 10.6%                 Peru 1.2%

Russia 10.6%                       Israel 1.1%

India 5.3%                         Sweden 1.1%

Taiwan 5.0%                        Canada 1.1%

Indonesia 4.5%                     Egypt 1.0%

Mexico 3.4%                        Malaysia 1.0%

Philippines 2.1%                   Other (Individually less than 1%)

United States 2.0%                 0.9%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Companhia Vale do Rio Doce (A.D.R.)             3.00%
 2.    Petrobras Brasileiro (A.D.R.)                   2.90
 3.    America Movil (A.D.R.)                          2.48
 4.    China Mobile, Ltd. (A.D.R.)                     2.11
 5.    Bumi Resources Tbk Pt                           1.82
 6.    Hyundai Heavy Industries                        1.61
 7.    Yanzhou Coal Mining                             1.56
 8.    Lukoil Holding (A.D.R.)                         1.52
 9.    Lojas Renner SA                                 1.52
10.    China Communications Construction Co., Ltd.     1.51

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class   11/30/07   11/30/06
-----   --------   --------
  A      $38.29     $29.06
  B      $33.84     $26.19
  C      $33.78     $26.12
  R      $37.32     $28.52
  Y      $41.10     $30.95

Distributions Per Share

--------------------------------------------------------------------------------

                    12/1/06 - 11/30/07
                    ------------------
             Net
         Investment     Short-Term      Long-Term
Class      Income     Capital Gains   Capital Gains
-----    ----------   -------------   -------------
  A        $0.0703       $0.1360         $4.0140
  B        $     -       $0.1360         $4.0140
  C        $     -       $0.1360         $4.0140
  R        $0.1368       $0.1360         $4.0140
  Y        $0.2054       $0.1360         $4.0140

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


    Value of             Pioneer Emerging     MCSI Emerging
$10,000 Investment         Markets Fund       Markets Index
      11/97                    9,425             10,000
                               6,391              7,758
      11/99                   10,033             11,288
                               7,866              8,621
      11/01                    7,205              7,986
                               7,350              8,381
      11/03                   10,520             11,806
                              13,030             15,215
      11/05                   17,698             20,256
                              24,218             27,220
      11/07                   35,690             39,624

----------------------------------------

Average Annual Total Returns
(As of November 30, 2007)

                 Net           Public
                Asset         Offering
Period       Value (NAV)     Price (POP)
10 Years        14.24%          13.57%
5 Years         37.17           35.54
1 Year          47.03           38.91
----------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2007)
                 Gross            Net
                 1.90%           1.90%

----------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitation currently in effect through 4/1/10 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

    Value of             Pioneer Emerging     MCSI Emerging
$10,000 Investment          Markets Fund       Markets Index
      11/97                   10,000             10,000
                               6,721              7,758
      11/99                   10,473             11,288
                               8,138              8,621
      11/01                    7,394              7,986
                               7,497              8,381
      11/03                   10,655             11,806
                              13,078             15,215
      11/05                   17,626             20,256
                              23,921             27,220
      11/07                   34,873             39,624

------------------------------------

Average Annual Total Returns
(As of November 30, 2007)

               If          If
Period        Held      Redeemed
10 Years     13.30%      13.30%
5 Years      36.00       36.00
1 Year       45.78       41.78
------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2007)

              Gross        Net
              2.74%       2.74%

------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitation currently in effect through 4/1/08 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

    Value of          Pioneer Emerging     MCSI Emerging
$10,000 Investment       Markets Fund       Markets Index
     11/97                  10,000            10,000
                             6,705             7,758
     11/99                  10,386            11,288
                             8,098             8,621
     11/01                   7,354             7,986
                             7,457             8,381
     11/03                  10,600            11,806
                            13,038            15,215
     11/05                  17,595            20,256
                            23,885            27,220
     11/07                  34,857            39,624

------------------------------------

Average Annual Total Returns
(As of November 30, 2007)

               If          If
Period        Held      Redeemed
10 Years     13.30%      13.30%
5 Years      36.13       36.13
1 Year       45.94       45.94
------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2007)

              Gross        Net
              2.65%       2.65%

------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitations currently in effect through 4/1/08 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

      Value of          Pioneer Emerging     MCSI Emerging
 $10,000 Investment       Markets Fund       Markets Index
        11/97                 10,000             10,000
                               6,746              7,758
        11/99                 10,539             11,288
                               8,221              8,621
        11/01                  7,492              7,986
                               7,605              8,381
        11/03                 10,905             11,806
                              13,451             15,215
        11/05                 18,230             20,256
                              24,847             27,220
        11/07                 36,629             39,624

-------------------------------------

Average Annual Total Returns
(As of November 30, 2007)

               If          If
Period        Held      Redeemed
10 Years     13.86%      13.86%
5 Years      36.95       36.95
1 Year       46.75       47.42
-------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2007)

              Gross        Net
              2.52%       2.20%

-------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitations currently in effect through 4/1/08 for Class R Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Value of       Pioneer Emerging          MCSI Emerging
     $10,000 Investment    Markets Fund            Markets Index
          11/97               10,000                  10,000
                               6,827                   7,758
          11/99               10,791                  11,288
                               8,508                   8,621
          11/01                7,868                   7,986
                               8,107                   8,381
          11/03               11,725                  11,806
                              14,640                  15,215
          11/05               20,023                  20,256
                              27,552                  27,220
          11/07               40,965                  39,624

-------------------------------------

Average Annual Total Returns
(As of November 30, 2007)

               If          If
Period        Held      Redeemed
10 Years     15.14%      15.14%
5 Years      38.26       38.26
1 Year       47.75       48.68
-------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2007)

              Gross        Net
              1.33%       1.33%

-------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception on April 9, 1998 would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2007 through November 30, 2007.

Share Class                   A           B           C           R           Y
-----------------------------------------------------------------------------------
Beginning Account Value   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
On 6/1/07
Ending Account Value      $1,199.76   $1,197.57   $1,198.00   $1,195.52   $1,197.81
On 11/30/07
Expenses Paid             $    9.82   $   14.49   $   14.11   $   11.34   $    7.27
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.78%, 2.63%, 2.56%, 2.06%, and 1.32% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2007 through November 30, 2007.

Share Class                   A           B           C           R           Y
-----------------------------------------------------------------------------------
Beginning Account Value   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
On 6/1/07
Ending Account Value      $1,016.14   $1,011.88   $1,012.23   $1,014.74   $1,018.45
On 11/30/07
Expenses Paid             $    9.00   $   13.26   $   12.91   $   10.40   $    6.68
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.78%, 2.63%, 2.56%, 2.06%, and 1.32% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07
--------------------------------------------------------------------------------

     Shares                                                                Value
                PREFERRED STOCKS - 2.4%
                Media - 1.4%
                Broadcasting & Cable Tv - 1.4%
    705,926     Net Servicos de Comunicacao SA*                     $ 10,449,433
                                                                    ------------
                Total Media                                         $ 10,449,433
                                                                    ------------
                Banks - 1.0%
                Diversified Banks - 1.0%
    286,760     Banco Itau Holding Financeira                       $  7,899,065
                                                                    ------------
                Total Banks                                         $  7,899,065
                                                                    ------------
                TOTAL PREFERRED STOCKS
                (Cost $9,470,667)                                   $ 18,348,498
                                                                    ------------
                COMMON STOCKS - 95.5%
                Energy - 14.0%
                Coal & Consumable Fuels - 3.3%
 22,294,000     Bumi Resources Tbk Pt                               $ 13,526,300
  5,592,000     Yanzhou Coal Mining                                   11,568,386
                                                                    ------------
                                                                    $ 25,094,686
                                                                    ------------
                Integrated Oil & Gas - 6.5%
  5,413,500     China Petroleum & Chemical                          $  8,234,474
    132,100     Lukoil Holding (A.D.R.) (c)                           11,307,760
    265,100     Petrobras Brasileiro (A.D.R.)                         21,518,167
    161,900     Sasol, Ltd. (A.D.R.)                                   8,182,426
                                                                    ------------
                                                                    $ 49,242,827
                                                                    ------------
                Oil & Gas Equipment & Services - 1.9%
    145,700     TelecomAsia Corp. Public Co., Ltd. (c)              $  6,874,126
    178,700     TMK (G.D.R.) (144A)                                    7,744,568
                                                                    ------------
                                                                    $ 14,618,694
                                                                    ------------
                Oil & Gas Exploration & Production - 1.0%
  4,244,000     CNOOC, Ltd.                                         $  7,825,265
                                                                    ------------
                Oil & Gas Refining & Marketing - 1.3%
     64,600     Reliance Industries, Ltd. (G.D.R.) (144A)           $  9,447,750
                                                                    ------------
                Total Energy                                        $106,229,222
                                                                    ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

     Shares                                                                Value
                Materials - 14.7%
                Construction Materials - 2.9%
    273,600     Associated Cement Companies, Ltd.                   $  7,540,227
  1,109,544     Pretoria Portland Cement Co.*                          7,380,849
  8,585,600     PT Indocement Tunggal Prakarsa Tbk                     7,075,306
                                                                    ------------
                                                                    $ 21,996,382
                                                                    ------------
                Diversified Metals & Mining - 4.8%
    771,292     Companhia Vale do Rio Doce (A.D.R.)                 $ 22,313,478
     68,800     Freeport-McMoRan Copper & Gold, Inc. (Class B)         6,806,384
     26,000     Norilsk Nickel*(c)                                     7,566,000
                                                                    ------------
                                                                    $ 36,685,862
                                                                    ------------
                Fertilizers & Agricultural Chemicals - 1.0%
  1,538,200     Uralkali*                                           $  7,600,005
                                                                    ------------
                Gold - 3.5%
    567,900     Gold Fields, Ltd. (A.D.R.)                          $  9,341,955
    907,200     IAMGOLD Corp.                                          7,774,704
  6,475,375     Zijin Mining Group Co., Ltd.*                          9,433,263
                                                                    ------------
                                                                    $ 26,549,922
                                                                    ------------
                Precious Metals & Minerals - 2.5%
     71,600     Anglo American Platinum Corp., Ltd.                 $ 10,203,752
    153,500     Compania de Minas Buenaventura SAA*                    8,569,905
                                                                    ------------
                                                                    $ 18,773,657
                                                                    ------------
                Total Materials                                     $111,605,828
                                                                    ------------
                Capital Goods - 15.8%
                Aerospace & Defense - 1.1%
    143,400     Elbit Systems, Ltd.                                 $  8,133,300
                                                                    ------------
                Construction & Engineering - 7.6%
    848,900     Aveng, Ltd.                                         $  7,193,072
  3,832,900     China Communications Construction Co., Ltd.*          11,188,524
  7,515,678     Continental Engineering Corp.                          4,186,392
  1,157,384     Empressa ICA Sociedad Controladora SA de CV*           6,787,181
     37,400     GS Engineering & Construction Corp.*                   6,615,296
    155,000     Kyeryong Construction Industrial Co., Ltd.*            6,854,690
     70,700     Larsen & Toubro, Ltd.*                                 7,382,503

  The accompanying notes are an integral part of these financial statements.  19

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                Value
                Construction & Engineering - (continued)
     82,900     Orascom Construction                                $  7,558,690
                                                                    ------------
                                                                    $ 57,766,348
                                                                    ------------
                Construction, Farm Machinery & Heavy Trucks - 5.2%
    184,100     Daewoo Heavy Industries & Machinery, Ltd.           $  9,122,020
     23,270     Hyundai Heavy Industries*                             11,960,713
    211,600     Samsung Heavy Industries Co., Ltd.*                    9,780,633
  6,324,000     Yangzijiang Shipbuilding*                              8,720,092
                                                                    ------------
                                                                    $ 39,583,458
                                                                    ------------
                Industrial Conglomerates - 1.9%
    802,400     Keppel Corp.                                        $  7,468,709
    502,100     Murray & Roberts Holdings                              7,103,501
                                                                    ------------
                                                                    $ 14,572,210
                                                                    ------------
                Total Capital Goods                                 $120,055,316
                                                                    ------------
                Transportation - 2.4%
                Marine - 1.4%
  3,765,100     China Shipping Development Co., Ltd.                $ 10,306,681
                                                                    ------------
                Railroads - 1.0%
    588,100     All America Latina Logistica                        $  7,677,699
                                                                    ------------
                Total Transportation                                $ 17,984,380
                                                                    ------------
                Consumer Durables & Apparel - 3.3%
                Apparel, Accessories & Luxury Goods - 1.0%
  6,790,000     Anta Sports Products, Ltd.*                         $  7,584,407
                                                                    ------------
                Footwear - 0.4%
  1,436,900     Stella International                                $  3,086,583
                                                                    ------------
                Homebuilding - 1.0%
    474,960     Cyrela Brazil Realty SA*                            $  7,326,595
                                                                    ------------
                Housewares & Specialties - 0.9%
    212,290     Woongjin Coway Co., Ltd.*                           $  7,065,640
                                                                    ------------
                Total Consumer Durables & Apparel                   $ 25,063,225
                                                                    ------------
                Consumer Services - 1.0%
                Hotels, Resorts & Cruise Lines - 1.0%
  2,207,000     Indian Hotels Co., Ltd.                             $  7,512,476
                                                                    ------------
                Total Consumer Services                             $  7,512,476
                                                                    ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                Value
                Media - 2.1%
                Advertising - 1.0%
    141,500     Focus Media Holding, Ltd.*                          $  7,986,260
                                                                    ------------
                Movies & Entertainment - 1.1%
    332,000     CTC Media, Inc.*                                    $  7,987,920
                                                                    ------------
                Total Media                                         $ 15,974,180
                                                                    ------------
                Retailing - 4.7%
                Apparel Retail - 0.9%
  1,508,200     Truworths International, Ltd.                       $  6,351,363
                                                                    ------------
                Department Stores - 3.8%
     59,900     Hyundai Department Store Co., Ltd.*                 $  7,356,541
    483,000     Lojas Renner SA                                       11,288,815
  8,990,000     New World Department Store China*                     10,299,011
                                                                    ------------
                                                                    $ 28,944,367
                                                                    ------------
                Total Retailing                                     $ 35,295,730
                                                                    ------------
                Food & Drug Retailing - 1.9%
                Food Distributors - 0.9%
    215,700     X-5 Retail Group NV (G.D.R.)*                       $  6,767,426
                                                                    ------------
                Hypermarkets & Supercenters - 1.0%
      9,900     Shinsegae Co., Ltd.*                                $  7,834,899
                                                                    ------------
                Total Food & Drug Retailing                         $ 14,602,325
                                                                    ------------
                Food, Beverage & Tobacco - 1.1%
                Packaged Foods & Meats - 1.1%
     69,400     Wimm-Bill-Dann*                                     $  7,951,158
                                                                    ------------
                Total Food, Beverage & Tobacco                      $  7,951,158
                                                                    ------------
                Household & Personal Products - 2.1%
                Household Products - 1.0%
     36,400     LG Household & Health Care, Ltd.*                   $  7,788,357
                                                                    ------------
                Personal Products - 1.1%
    128,400     Oriflame Cosmetics SA                               $  7,808,679
                                                                    ------------
                Total Household & Personal Products                 $ 15,597,036
                                                                    ------------

  The accompanying notes are an integral part of these financial statements.  21

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                Value
                Banks - 13.1%
                Diversified Banks - 13.1%
    228,608     Banco Bradesco SA (c)                               $  7,349,747
    460,700     Banco do Brasil SA                                     8,152,621
  7,510,500     Bank Danamon PT*                                       6,678,604
  2,233,200     Bumiputra-Commerce Holdings Berhad                     7,128,331
  8,128,100     China Construction Bank                                7,862,449
  9,460,000     Chinatrust Financial Holding Co., Ltd.*                6,878,299
    145,467     Hana Financial Holdings*                               6,873,000
  9,230,000     Industrial & Commerical Bank of China                  7,354,156
     93,631     Kookmin Bank (A.D.R.)*                                 6,788,248
  1,788,600     Sberbank RF*                                           7,544,746
    120,200     Shinhan Financial Group Co., Ltd.*                     6,581,013
    426,786     Standard Bank Group, Ltd.                              6,575,037
  1,868,400     Turkiye Vakiflar Bankasi*                              6,043,593
     53,039     Uniao de Bancos Brasileiros SA (Unibanco)
                (G.D.R.)                                               7,940,999
                                                                    ------------
                                                                    $ 99,750,843
                                                                    ------------
                Total Banks                                         $ 99,750,843
                                                                    ------------
                Diversified Financials - 1.0%
                Diversified Financial Services - 1.0%
  1,534,400     African Bank Investments, Ltd.                      $  7,869,194
                                                                    ------------
                Total Diversified Financials                        $  7,869,194
                                                                    ------------
                Insurance - 2.5%
                Life & Health Insurance - 0.9%
    291,856     Cathay Financial Holding Co., Ltd. (144A) (G.D.R.)  $  7,004,544
                                                                    ------------
                Property & Casualty Insurance - 1.6%
    901,550     Aksigorta AS                                        $  5,585,784
    131,430     Dongbu Insurance Co., Ltd.*                            6,697,098
                                                                    ------------
                                                                    $ 12,282,882
                                                                    ------------
                Total Insurance                                     $ 19,287,426
                                                                    ------------

22  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                Value
                Real Estate - 2.0%
                Real Estate Management & Development - 2.0%
 20,972,420     Ayala Land, Inc.                                    $  7,637,496
    841,000     Sistema Hals (G.D.R.) (144A)*                          7,484,900
                                                                    ------------
                                                                    $ 15,122,396
                                                                    ------------
                Total Real Estate                                   $ 15,122,396
                                                                    ------------
                Technology Hardware & Equipment - 1.2%
                Electronic Manufacturing Services - 1.2%
  1,426,389     Hon Hai Precision Industry                          $  9,139,938
                                                                    ------------
                Total Technology Hardware & Equipment               $  9,139,938
                                                                    ------------
                Semiconductors - 1.3%
                Semiconductors - 1.3%
  1,282,755     Taiwan Semiconductor Manufacturing Co.              $  2,415,037
    784,897     Taiwan Semiconductor Manufacturing Co. (A.D.R.)        7,786,178
                                                                    ------------
                                                                    $ 10,201,215
                                                                    ------------
                Total Semiconductors                                $ 10,201,215
                                                                    ------------
                Telecommunication Services - 10.6%
                Integrated Telecommunication Services - 0.9%
  5,938,900     PT Telekomunikasi Indonesia                         $  6,429,182
                                                                    ------------
                Wireless Telecommunication Services - 9.7%
    299,300     America Movil (A.D.R.)                              $ 18,454,839
    170,800     China Mobile, Ltd. (A.D.R.)*                          15,655,528
     82,900     Mobile Telesystems (A.D.R.)*                           7,519,030
    435,800     MTN Group, Ltd.                                        8,711,377
    113,000     Philippine Long Distance Telephone Co.                 8,241,438
    457,800     Reliance Communications, Ltd.                          7,813,286
    218,400     Vimpel-Communications (A.D.R.)                         7,338,240
                                                                    ------------
                                                                    $ 73,733,738
                                                                    ------------
                Total Telecommunication Services                    $ 80,162,920
                                                                    ------------
                Utilities - 0.7%
                Water Utilities - 0.7%
  3,629,700     Sino-Environment Technology Group*                  $  5,391,251
                                                                    ------------
                Total Utilities                                     $  5,391,251
                                                                    ------------

  The accompanying notes are an integral part of these financial statements.  23

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                Value
                TOTAL COMMON STOCKS
                (Cost $463,550,969)                                 $724,796,059
                                                                    ------------

  Principal
     Amount

                TEMPORARY CASH INVESTMENTS - 6.2%
                Repurchase Agreement - 2.2%
$16,400,000     UBS Warburg, Inc., 3.10%, dated 11/30/07,
                repurchase price of $16,400,000 plus
                accrued interest on 12/3/07 collateralized by
                $16,066,000 U.S. Treasury Bill, 4.5%, 11/30/11      $ 16,400,000
                                                                    ------------
     Shares

                Security Lending Collateral - 4.0%
 30,346,525     Securities Lending Investment Fund, 4.94%           $ 30,346,525
                                                                    ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $46,746,525)                                  $ 46,746,525
                                                                    ------------
                TOTAL INVESTMENT IN SECURITIES - 104.1%
                (Cost $519,768,161)(a)(b)                           $789,891,082
                                                                    ------------
                OTHER ASSETS AND LIABILITIES - (4.1)                $(31,169,349)
                                                                    ------------
                TOTAL NET ASSETS - 100.0%                           $758,721,733
                                                                    ============

24  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2007, the value of these securities amounted to $39,622,761 or 5.2% of total net assets.

(a) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         People's Republic of China                15.7%
         Brazil                                    15.1
         South Korea                               13.6
         South Africa                              10.6
         Russia                                    10.6
         India                                      5.3
         Taiwan                                     5.0
         Indonesia                                  4.5
         Mexico                                     3.4
         Philippines                                2.1
         United States                              2.0
         Singapore                                  1.7
         Turkey                                     1.6
         Hong Kong                                  1.4
         Peru                                       1.2
         Israel                                     1.1
         Sweden                                     1.1
         Canada                                     1.1
         Egypt                                      1.0
         Malaysia                                   1.0
         Other (Individually less than 1%)          0.9
                                                  -----
                                                  100.0%
                                                  -----

(b) At November 30, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $520,065,380 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                          $274,281,192
         Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                            (4,455,490)
                                                                                   ------------
         Net unrealized gain                                                       $269,825,702
                                                                                   ============

  The accompanying notes are an integral part of these financial statements.  25

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

(c)      At November 30, 2007, the following securities were out on loan:

         Shares      Description                                  Value
         226,322     Banco Bradesco SA                      $ 7,276,252
          16,500     Norilsk Nickel*                          4,801,500
         130,779     Lukoil Holding (A.D.R.)                 11,194,682
         144,243     TelecomAsia Corp. Public Co., Ltd.       6,805,385
                                                            -----------
                     Total                                  $30,077,819
                                                            ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2007 aggregated $388,915,821 and $237,851,226, respectively.

26  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/07
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of
    $30,077,819) (cost $519,768,161)                                   $789,891,082
  Foreign currencies, at value (cost $524,167)                              518,134
  Receivables -
    Investment securities sold                                            6,889,316
    Fund shares sold                                                      4,563,387
    Dividends and interest                                                  402,860
  Other                                                                      65,392
                                                                       ------------
      Total assets                                                     $802,330,171
                                                                       ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                    $ 10,825,631
    Fund shares repurchased                                                 912,805
    Upon return of securities loaned                                     30,346,525
    Forward foreign currency settlement contracts, net                        2,153
  Due to bank                                                               760,974
  Due to affiliates                                                         147,942
  Accrued expenses                                                          201,882
  Reserve for repatriation taxes                                            410,526
                                                                       ------------
      Total liabilities                                                $ 43,608,438
                                                                       ------------
NET ASSETS:
  Paid-in capital                                                      $482,254,502
  Distributions in excess of net investment income                          (13,267)
  Accumulated net realized gain on investments and foreign cur-
    rency transactions                                                    6,759,684
  Net unrealized gain on investments                                    269,712,395
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies            8,419
                                                                       ------------
      Total net assets                                                 $758,721,733
                                                                       ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $497,007,929/12,979,670 shares)                    $      38.29
                                                                       ============
  Class B (based on $64,561,717/1,907,689 shares)                      $      33.84
                                                                       ============
  Class C (based on $99,965,736/2,959,131 shares)                      $      33.78
                                                                       ============
  Class R (based on $26,315,901/705,171 shares)                        $      37.32
                                                                       ============
  Class Y (based on $70,870,450/1,724,505 shares)                      $      41.10
                                                                       ============
MAXIMUM OFFERING PRICE:
  Class A ($38.29 [divided by] 94.25%)                                 $      40.63
                                                                       ============

  The accompanying notes are an integral part of these financial statements.  27

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/07

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $786,146)           $  9,731,525
  Interest                                                             920,143
  Income from securities loaned, net                                    53,455
                                                                  ------------
      Total investment income                                                     $ 10,705,123
                                                                                  ------------
EXPENSES:
  Management fees                                                 $  6,266,940
  Transfer agent fees and expenses
    Class A                                                            747,598
    Class B                                                            176,365
    Class C                                                            188,119
    Class R                                                             19,478
    Class Y                                                              1,462
  Distribution fees
    Class A                                                            849,805
    Class B                                                            541,327
    Class C                                                            772,868
    Class R                                                             45,226
  Administrative fees                                                  122,614
  Custodian fees                                                       506,661
  Registration fees                                                    135,369
  Professional fees                                                     86,401
  Printing expense                                                      47,542
  Fees and expenses of nonaffiliated trustees                            9,319
  Miscellaneous                                                         34,180
                                                                  ------------
      Total expenses                                                              $ 10,551,274
      Less fees paid indirectly                                                        (45,533)
                                                                                  ------------
      Net expenses                                                                $ 10,505,741
                                                                                  ------------
        Net investment income                                                     $    199,382
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments (net of foreign capital gains taxes of $24,213)   $ 73,829,383
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies                   (475,102)   $ 73,354,281
                                                                  ------------    ------------
  Change in net unrealized gain on:
    Investments (net increase in reserve for capital gains
      taxes of $156,141)                                          $129,999,860
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies                    (36,036)   $129,963,824
                                                                  ------------    ------------
  Net gain on investments and foreign currency transactions                       $203,318,105
                                                                                  ------------
  Net increase in net assets resulting from operations                            $203,517,487
                                                                                  ============

28  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/07 and 11/30/06, respectively

                                                            Year Ended        Year Ended
                                                             11/30/07          11/30/06
FROM OPERATIONS:
Net investment income                                    $      199,382    $    1,050,472
Net realized gain on investments and foreign currency
  transactions                                               73,354,281        42,143,035
Change in net unrealized gain on investments and
  foreign currency transactions                             129,963,824        56,850,888
                                                         --------------    --------------
    Net increase in net assets resulting
      from operations                                    $  203,517,487    $  100,044,395
                                                         --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.07 and $0.11 per share, respectively)    $     (589,401)   $     (732,632)
    Class B ($0.00 and $0.00 per share, respectively)                 -            (5,779)
    Class C ($0.00 and $0.02 per share, respectively)                 -           (45,100)
    Class R ($0.14 and $0.14 per share, respectively)            (6,686)             (885)
    Class Y ($0.21 and $0.28 per share, respectively)          (326,752)         (258,939)
Net realized gain:
    Class A ($4.15 and $3.07 per share, respectively)       (48,502,189)      (22,991,864)
    Class B ($4.15 and $3.07 per share, respectively)        (7,062,359)       (5,106,379)
    Class C ($4.15 and $3.07 per share, respectively)       (10,936,321)       (6,353,700)
    Class R ($4.15 and $3.07 per share, respectively)        (2,595,328)         (110,415)
    Class Y ($4.15 and $3.07 per share, respectively)        (6,489,003)       (4,253,391)
                                                         --------------    --------------
      Total distributions to shareowners                 $  (76,508,039)   $  (39,859,084)
                                                         --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  320,716,872    $  167,728,900
Reinvestment of distributions                                65,299,165        34,267,340
Cost of shares repurchased                                 (151,467,361)     (130,479,896)
Redemption fees                                                       -            59,359
                                                         --------------    --------------
    Net increase in net assets resulting from
      Fund share transactions                            $  234,548,676    $   71,575,703
                                                         --------------    --------------
    Net increase in net assets                           $  361,558,124    $  131,761,014
NET ASSETS:
Beginning of year                                           397,163,609       265,402,595
                                                         --------------    --------------
End of year                                              $  758,721,733    $  397,163,609
                                                         --------------    --------------
Undistributed (distributions in excess of) net
  investment income                                      $      (13,267)   $      852,111
                                                         --------------    --------------

  The accompanying notes are an integral part of these financial statements.  29

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                   '07 Shares     '07 Amount     '06 Shares     '06 Amount
CLASS A
Shares sold                         6,148,223    $226,935,583     3,768,602    $105,916,751
Reinvestment of distributions       1,156,767      42,258,432       732,314      20,634,985
Less shares repurchased            (2,587,913)    (91,520,848)   (2,772,335)    (77,021,963)
                                   ----------    ------------    ----------    ------------
    Net increase                    4,717,077    $177,673,167     1,728,581    $ 49,529,773
                                   ==========    ============    ==========    ============
CLASS B
Shares sold                           645,008    $ 21,438,992       774,498    $ 19,732,791
Reinvestment of distributions         193,529       6,263,342       175,821       4,483,106
Less shares repurchased              (775,735)    (24,046,265)   (1,097,916)    (27,980,601)
                                   ----------    ------------    ----------    ------------
    Net increase (decrease)            62,802    $  3,656,069      (147,597)   $ (3,764,704)
                                   ==========    ============    ==========    ============
CLASS C
Shares sold                         1,053,493    $ 34,208,147       859,501    $ 22,156,930
Reinvestment of distributions         277,734       8,973,733       210,174       5,342,957
Less shares repurchased              (670,408)    (20,868,493)     (832,205)    (21,050,652)
                                   ----------    ------------    ----------    ------------
    Net increase                      660,819    $ 22,313,387       237,470    $  6,449,235
                                   ==========    ============    ==========    ============
CLASS R
Shares sold                           677,073    $ 25,369,925        36,879    $  1,092,750
Reinvestment of distributions          65,804       2,346,661         3,705         102,803
Less shares repurchased               (77,756)     (2,957,149)       (6,309)       (175,697)
                                   ----------    ------------    ----------    ------------
    Net increase                      665,121    $ 24,759,437        34,275    $  1,019,856
                                   ==========    ============    ==========    ============
CLASS Y
Shares sold                           360,067    $ 12,764,225       629,621    $ 18,829,678
Reinvestment of distributions         140,307       5,456,997       123,758       3,703,489
Less shares repurchased              (312,820)    (12,074,606)     (145,668)     (4,250,983)
                                   ----------    ------------    ----------    ------------
    Net increase                      187,554    $  6,146,616       607,711    $ 18,282,184
                                   ==========    ============    ==========    ============

30  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year        Year          Year          Year        Year
                                                                  Ended       Ended         Ended         Ended       Ended
                                                                11/30/07    11/30/06      11/30/05      11/30/04    11/30/03
CLASS A
Net asset value, beginning of period                            $  29.06    $  23.64      $  17.88      $  14.47    $  10.11
                                                                --------    --------      --------      --------    --------
Increase from investment operations:
  Net investment income                                         $   0.05    $   0.15      $   0.19      $   0.10    $   0.07
  Net realized and unrealized gain on investments and foreign
    currency transactions                                          13.40        8.45          6.22          3.35        4.29
                                                                --------    --------      --------      --------    --------
    Net increase from investment operations                     $  13.45    $   8.60      $   6.41      $   3.45    $   4.36
                                                                --------    --------      --------      --------    --------
Distributions to shareowners:
  Net investment income                                         $  (0.07)   $  (0.11)     $      -      $  (0.04)   $      -
  Net realized gain                                                (4.15)      (3.07)        (0.65)            -           -
                                                                --------    --------      --------      --------    --------
  Total distributions                                           $  (4.22)   $  (3.18)     $  (0.65)     $  (0.04)   $      -
                                                                --------    --------      --------      --------    --------
  Redemption fee                                                $      -    $   0.00(a)   $   0.00(a)   $      -    $      -
                                                                --------    --------      --------      --------    --------
Net increase in net asset value                                 $   9.23    $   5.42      $   5.76      $   3.41    $   4.36
                                                                --------    --------      --------      --------    --------
Net asset value, end of period                                  $  38.29    $  29.06      $  23.64      $  17.88    $  14.47
                                                                ========    ========      ========      ========    ========
Total return*                                                      47.03%      36.84%        35.82%        23.86%      43.13%
Ratio of net expenses to average net assets+                        1.79%       1.90%         2.15%         2.17%       2.65%
Ratio of net investment income to average net assets+               0.17%       0.49%         0.87%         0.61%       0.51%
Portfolio turnover rate                                               45%         42%           69%           69%         88%
Net assets, end of period (in thousands)                        $497,008    $240,097      $154,442      $146,503    $121,974
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.79%       1.90%         2.23%         2.24%       2.65%
  Net investment income                                             0.17%       0.49%         0.79%         0.54%       0.51%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      1.78%       1.89%         2.15%         2.17%       2.64%
  Net investment income                                             0.18%       0.50%         0.87%         0.61%       0.52%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  31

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year        Year          Year          Year        Year
                                                                  Ended       Ended         Ended         Ended       Ended
                                                                11/30/07    11/30/06      11/30/05      11/30/04    11/30/03
CLASS B
Net asset value, beginning of period                             $ 26.19    $  21.62      $  16.52       $ 13.46     $  9.47
                                                                 -------    --------      --------       -------     -------
Increase (decrease) from investment operations:
  Net investment loss                                            $ (0.19)   $  (0.09)     $  (0.00)(a)   $ (0.01)    $ (0.08)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                          11.99        7.73          5.75          3.07        4.07
                                                                 -------    --------      --------       -------     -------
  Net increase from investment operations                        $ 11.80    $   7.64      $   5.75       $  3.06     $  3.99
                                                                 -------    --------      --------       -------     -------
Distributions to shareowners:
  Net investment income                                          $     -    $   0.00(a)   $      -       $     -     $     -
  Net realized gain                                                (4.15)      (3.07)        (0.65)            -           -
                                                                 -------    --------      --------       -------     -------
  Total distributions                                            $ (4.15)   $  (3.07)     $  (0.65)      $     -     $     -
                                                                 -------    --------      --------       -------     -------
  Redemption fee                                                 $     -    $   0.00(a)   $   0.00(a)    $     -     $     -
                                                                 -------    --------      --------       -------     -------
Net increase in net asset value                                  $  7.65    $   4.57      $   5.10       $  3.06     $  3.99
                                                                 -------    --------      --------       -------     -------
Net asset value, end of period                                   $ 33.84    $  26.19      $  21.62       $ 16.52     $ 13.46
                                                                 =======    ========      ========       =======     =======
Total return*                                                      45.78%      35.72%        34.78%        22.73%      42.13%
Ratio of net expenses to average net assets+                        2.65%       2.74%         2.94%         2.89%       3.37%
Ratio of net investment income (loss) to average net assets+       (0.67)%     (0.34)%        0.04%        (0.10)%     (0.26)%
Portfolio turnover rate                                               45%         42%           69%           69%         88%
Net assets, end of period (in thousands)                         $64,562    $ 48,312      $ 43,085       $36,352     $38,615
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      2.65%       2.74%         2.96%         2.95%       3.37%
  Net investment income (loss)                                     (0.67)%     (0.34)%        0.02%        (0.16)%     (0.26)%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.63%       2.71%         2.94%         2.89%       3.37%
  Net investment income (loss)                                     (0.65)%     (0.31)%        0.04%        (0.10)%     (0.26)%


(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

32  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year        Year          Year          Year        Year
                                                                  Ended       Ended         Ended         Ended       Ended
                                                                11/30/07    11/30/06      11/30/05      11/30/04    11/30/03
CLASS C
Net asset value, beginning of period                             $ 26.12     $ 21.58      $  16.47      $  13.39     $  9.42
                                                                 -------     -------      --------      --------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $ (0.17)    $ (0.06)     $   0.02      $   0.00(a)  $ (0.14)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                          11.98        7.69          5.74          3.08        4.11
                                                                 -------     -------      --------      --------     -------
    Net increase from investment operations                      $ 11.81     $  7.63      $   5.76      $   3.08     $  3.97
                                                                 -------     -------      --------      --------     -------
Distributions to shareowners:
  Net investment income                                          $     -     $ (0.02)     $      -      $      -     $     -
  Net realized gain                                                (4.15)      (3.07)        (0.65)            -           -
                                                                 -------     -------      --------      --------     -------
  Total distributions                                            $ (4.15)    $ (3.09)     $  (0.65)     $      -     $     -
                                                                 -------     -------      --------      --------     -------
  Redemption fee                                                 $     -     $     -      $   0.00(a)   $      -     $     -
                                                                 -------     -------      --------      --------     -------
Net increase in net asset value                                  $  7.66     $  4.54      $   5.11      $   3.08     $  3.97
                                                                 -------     -------      --------      --------     -------
Net asset value, end of period                                   $ 33.78     $ 26.12      $  21.58      $  16.47     $ 13.39
                                                                 =======     =======      ========      ========     =======
Total return*                                                      45.94%      35.75%        34.94%        23.00%      42.14%
Ratio of net expenses to average net assets+                        2.57%       2.65%         2.80%         2.78%       3.32%
Ratio of net investment income (loss) to average net assets+       (0.59)%     (0.27)%        0.15%        (0.01)%     (0.18)%
Portfolio turnover rate                                               45%         42%           69%           69%         88%
Net assets, end of period (in thousands)                         $99,966     $60,039      $ 44,468      $ 36,579     $25,632
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      2.57%       2.65%         2.82%         2.86%       3.32%
  Net investment income (loss)                                     (0.59)%     (0.27)%        0.13%        (0.08)%     (0.18)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.56%       2.64%         2.80%         2.78%       3.32%
  Net investment income (loss)                                     (0.58)%     (0.26)%        0.15%        (0.01)%     (0.18)%


(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  33

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year        Year          Year          Year     4/1/03 (a)
                                                                  Ended       Ended         Ended         Ended        to
                                                                11/30/07    11/30/06      11/30/05      11/30/04    11/30/03
CLASS
Net asset value, beginning of period                             $ 28.52    $  23.37       $ 17.72       $ 14.51   $    9.57
                                                                 -------    --------       -------       -------   ---------
Increase from investment operations:
  Net investment income                                          $  0.09    $   0.10       $  0.12       $  0.11   $    0.02
  Net realized and unrealized gain on investments and foreign
    currency transactions                                          13.00        8.26          6.18          3.25        4.93
                                                                 -------    --------       -------       -------   ---------
    Net increase from investment operations                      $ 13.09    $   8.36       $  6.30       $  3.36   $    4.95
                                                                 -------    --------       -------       -------   ---------
Distributions to shareowners:
  Net investment income                                          $ (0.14)   $  (0.14)      $     -       $ (0.15)  $   (0.01)
  Net realized gain                                                (4.15)      (3.07)        (0.65)            -           -
                                                                 -------    --------       -------       -------   ---------
  Total distributions                                            $ (4.29)   $  (3.21)      $ (0.65)      $ (0.15)  $   (0.01)
                                                                 -------    --------       -------       -------   ---------
  Redemption fee                                                 $     -    $   0.00(b)    $     -       $     -   $       -
                                                                 -------    --------       -------       -------   ---------
Net increase in net asset value                                  $  8.80    $   5.15       $  6.30       $  3.21   $    4.94
                                                                 -------    --------       -------       -------   ---------
Net asset value, end of period                                   $ 37.32    $  28.52       $ 23.37       $ 17.72   $   14.51
                                                                 =======    ========       =======       =======   =========
Total return*                                                      46.75%      36.30%        35.53%        23.35%      51.74%(c)
Ratio of net expenses to average net assets+                        2.06%       2.52%         2.37%         2.61%       2.13%**
Ratio of net investment income (loss) to average net assets+       (0.26)%     (0.21)%        0.53%         0.13%       0.56%**
Portfolio turnover rate                                               45%         42%           69%           69%         88%(c)
Net assets, end of period (in thousands)                         $26,316    $  1,142       $   135       $    59   $       2
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      2.06%       2.26%         2.58%         2.70%       2.13%**
  Net investment income (loss)                                     (0.26)%     (0.06)%        0.32%         0.04%       0.56%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.06%       2.51%         2.37%         2.61%       2.13%**
  Net investment income (loss)                                     (0.26)%     (0.45)%        0.53%         0.13%       0.56%**

(a)  Class R shares were first publicly offered on April 1, 2003.

(b)  Amount rounds to less than one cent per share.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

34  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year        Year          Year          Year        Year
                                                                  Ended       Ended         Ended         Ended       Ended
                                                                11/30/07    11/30/06      11/30/05      11/30/04    11/30/03
CLASS Y
Net asset value, beginning of period                             $ 30.95    $  25.04      $  18.78       $ 15.19     $ 10.51
                                                                 -------    --------      --------       -------     -------
Increase from investment operations:
  Net investment income                                          $  0.25    $   0.34      $   0.16       $  0.28     $  0.19
  Net realized and unrealized gain on investments and foreign
    currency transactions                                          14.26        8.92          6.75          3.47        4.50
                                                                 -------    --------      --------       -------     -------
    Net increase from investment operations                      $ 14.51    $   9.26      $   6.91       $  3.75     $  4.69
                                                                 =======    ========      ========       =======     =======
Distributions to shareowners:
  Net investment income                                          $ (0.21)   $  (0.28)     $      -       $ (0.16)    $ (0.01)
  Net realized gain                                                (4.15)      (3.07)        (0.65)            -           -
                                                                 -------    --------      --------       -------     -------
  Total distributions                                            $ (4.36)   $  (3.35)     $  (0.65)      $ (0.16)    $ (0.01)
                                                                 -------    --------      --------       -------     -------
  Redemption fee                                                 $     -    $   0.00(a)   $   0.00(a)    $     -     $     -
                                                                 -------    --------      --------       -------     -------
Net increase in net asset value                                  $ 10.15    $   5.91      $   6.26       $  3.59     $  4.68
                                                                 -------    --------      --------       -------     -------
Net asset value, end of period                                   $ 41.10    $  30.95      $  25.04       $ 18.78     $ 15.19
                                                                 =======    ========      ========       =======     =======
Total return*                                                      47.75%      37.60%        36.77%        24.86%      44.63%
Ratio of net expenses to average net assets+                        1.32%       1.33%         1.40%         1.30%       1.60%
Ratio of net investment income to average net assets+               0.68%       1.02%         1.66%         1.46%       1.52%
Portfolio turnover rate                                               45%         42%           69%           69%         88%
Net assets, end of period (in thousands)                         $70,870    $ 47,573      $ 23,273       $54,440     $59,444
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.32%       1.33%         1.40%         1.37%       1.60%
  Net investment income                                             0.68%       1.02%         1.66%         1.39%       1.52%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                      1.32%       1.33%         1.40%         1.30%       1.60%
  Net investment income                                             0.68%       1.02%         1.66%         1.46%       1.52%

(a)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  35

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the rates of transfer agent and distribution expenses may differ among classes. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At November 30, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income are recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                               (continued)
--------------------------------------------------------------------------------

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     countries. During the year ended November 30, 2007, the Fund paid $24,213 in such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2007, the Fund had $410,526 in reserve related to capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2007, the Fund has reclassified $141,921 to decrease undistributed net investment income and $141,921 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has elected to defer approximately $15,420 of currency losses recognized between November 1, 2007 and November 30, 2007 to its fiscal year ending November 30, 2008.

     At November 30, 2007, the Fund had a net capital loss carryforward of $921,161 which will expire in 2008, if not utilized. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

     The tax character of distributions paid during the years ended November 30, 2007 and November 30, 2006 was as follows:

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                               (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------

                                   2007            2006
------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $ 3,041,924     $ 1,362,420
  Long-term capital gain        73,466,115      38,496,664
                               -----------     -----------
      Total                    $76,508,039     $39,859,084
                               ===========     ===========

------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2007:

------------------------------------------------------------

                                                   2007
------------------------------------------------------------
  Undistributed ordinary income               $          -
  Undistributed long-term gain                   7,978,064
  Capital loss carryforward limited
    from merger                                   (921,161)
  Current year Post October currency loss          (15,420)
  Unrealized appreciation                      269,425,748
                                              ------------
      Total                                   $276,467,231
                                              ============

------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A.(UniCredito Italiano), earned $156,486 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2007.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares are

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain brokers-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                               (continued)
--------------------------------------------------------------------------------

     determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's Portfolio. Management fees are calculated daily at an annual rate of 1.15% of the Fund's average daily net assets.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2010 for Class A shares and through April 1, 2008 for Class B, Class C and Class R shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,005 in management fees, administrative costs and certain others services payable to PIM at November 30, 2007.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $115,787 in transfer agent fees payable to PIMSS at November 30, 2007.

4.   Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75%

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,150 in distribution fees payable to PFD at November 30, 2007.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares help by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There are no CDSCs for class R shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2007, CDSCs in the amount of $88,577 were paid to PFD.

5.   Directed Brokerage and Expense Offset Arrangements

The Fund has entered into directed brokerage arrangements with brokers with whom PIM places trades on behalf of the Fund under which the brokers provide services to the Fund in addition to trade execution. These services may include payments of certain expenses on behalf of the Fund. However, for the year ended November 30, 2007, the Fund's expenses were not reduced under these arrangements. In addition, the Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2007, the Fund's expenses were reduced by $45,533 under such arrangements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                               (continued)
--------------------------------------------------------------------------------

6.   Forward Foreign Currency Contracts

At November 30, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2007, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $1,051,359 and $1,053,512, respectively, resulting in a net payable of $2,153.

7.   Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2007, there were no borrowings under this agreement.

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 31, 2008. At this time, management is evaluating the implications of FIN

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

48 and any impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 0%.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Fund (the "Fund"), including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young, LLP

Boston, Massachusetts
January 16, 2008

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and three year periods ended June 30, 2007 and in the second quintile of its Morningstar category for the five and ten year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group for the comparable period. It was noted that PIM was not

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

managing any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM and its affiliates from their relationships with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM and its affiliates by virtue of PIM's relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Bingham McCutchen LLP

Shareowner Services and Transfer Agent

Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 33 of the 76 Pioneer Funds, Mr. West serves as Trustee of 32 of the 76 Pioneer Funds, and Mr. Bock serves as Trustee of 75 of the 76 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held          Length of Service
Name and Age                With the Fund           and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the         Trustee since 1994.
                            Board, Trustee and      Serves until a succes-
                            President               sor trustee is elected
                                                    or earlier retirement or
                                                    removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive   Trustee since March
                            Vice President          2007. Serves until a
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or removal.
--------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset      None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment           None
                            Management USA Inc.; Pioneer Investment Management,
                            Inc. and Pioneer Institutional Asset Management, Inc.
                            (since March 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since March 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                     Positions Held   Length of Service
Name and Age         With the Fund    and Term of Office
David R. Bock (63)   Trustee          Trustee since 2005.
                                      Serves until a succes-
                                      sor trustee is elected
                                      or earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)    Trustee          Trustee since 1997.
                                      Serves until a succes-
                                      sor trustee is elected
                                      or earlier retirement or
                                      removal.
--------------------------------------------------------------------------------

                                                                                     Other Directorships Held
Name and Age         Principal Occupation During Past Five Years                     by this Trustee
David R. Bock (63)   Executive Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
                     Inc. (publicly traded health care services company) (2004       Social Investment
                     - present); Partner, Federal City Capital Advisors (boutique    Company (privately-held
                     merchant bank) (1997 to 2004); and Executive Vice               affordable housing
                     President and Chief Financial Officer, Pedestal Inc.            finance company); and
                     (internet-based mortgage trading company) (2000 - 2002)         Director of New York
                                                                                     Mortgage Trust (publicly
                                                                                     traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)    President, Bush International, LLC (international financial     Director of Brady Corpora-
                     advisory firm)                                                  tion (industrial identifica-
                                                                                     tion and specialty coated
                                                                                     material products
                                                                                     manufacturer); Director of
                                                                                     Briggs & Stratton Co.
                                                                                     (engine manufacturer);
                                                                                     Director of UAL Corpora-
                                                                                     tion (airline holding
                                                                                     company); Director of
                                                                                     Mantech International
                                                                                     Corporation (national
                                                                                     security, defense, and
                                                                                     intelligence technology
                                                                                     firm): and Member, Board
                                                                                     of Governors, Investment
                                                                                     Company Institute
-----------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held  Length of Service
Name and Age                With the Fund   and Term of Office
Margaret B.W. Graham (60)   Trustee         Trustee since 1994.
                                            Serves until a succes-
                                            sor trustee is elected
                                            or earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a succes-
                                            sor trustee is elected
                                            or earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)    Trustee         Trustee since 1994.
                                            Serves until a succes-
                                            sor trustee is elected
                                            or earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Stephen K. West (79)        Trustee         Trustee since 1994.
                                            Serves until a succes-
                                            sor trustee is elected
                                            or earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
John Winthrop (71)          Trustee         Trustee since 1994.
                                            Serves until a succes-
                                            sor trustee is elected
                                            or earlier retirement or
                                            removal.
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                   by this Trustee
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary,    None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
-------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive       Director of Quadriserv
                            Vice President, The Bank of New York (financial and securi-   Inc. (technology products
                            ties services) (1986 - 2004)                                  for securities lending
                                                                                          industry)
-------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)    President and Chief Executive Officer, Newbury, Piret &       Director of New America
                            Company, Inc. (investment banking firm)                       High Income Fund, Inc.
                                                                                          (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell (law firm)                Director, The Swiss
                                                                                          Helvetia Fund, Inc.
                                                                                          (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (71)          President, John Winthrop & Co., Inc. (private                 None
                            investment firm)
-------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (59)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2000. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2000. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer   Since 2002. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age                 Principal Occupation During Past Five Years                  Held by this Officer
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of       None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
--------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July      None
                             2002 and Assistant Secretary of all of the Pioneer Funds
                             since September 2003; Vice President and Senior Counsel
                             of BISYS Fund Services, Inc. (April 2001 to June 2002);
                             Senior Vice President and Deputy General Counsel of
                             Funds Distributor, Inc. (July 2000 to April 2001)
--------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of all of
                             the Pioneer Funds
--------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant         None
                             Treasurer of all of the Pioneer Funds since November
                             2004; Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administra-       None
                             tion and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Katherine Kim Sullivan (33)  Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (48)       Chief Compliance      Since January 2007.
                             Officer               Serves at the
                                                   discretion of the Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age                 Principal Occupation During Past Five Years                  Held by this Officer
Katherine Kim Sullivan (33)  Fund Administration Manager - Fund Accounting,               None;
                             Administration and Controllership Services since June
                             2003 and Assistant Treasurer of all of the Pioneer Funds
                             since September 2003; Assistant Vice President - Mutual
                             Fund Operations of State Street Corporation from June
                             2002 to June 2003 (formerly Deutsche Bank Asset
                             Management)
--------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)       Chief Compliance Officer of Pioneer since December 2006      None;
                             and of all the Pioneer Funds since January 2007; Vice
                             President and Compliance Officer, MFS Investment
                             Management (August 2005 to December 2006) Consult-
                             ant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              57

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58

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                                                                              59

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60

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                 www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $37,450 in 2007 and $36,010 in 2006.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
November 30, 2007 and 2006.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 and $7,515 in 2007 and 2006, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2007 and 2006, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $7,820 in 2007 and $7,515 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 29, 2008

* Print the name and title of each signing officer under his or her signature.